COLUMBIA GAS DEVELOPMENT OF CANADA LTD.

                                                  1420 STANDARD LIFE BUILDING
                                                     639 - 5TH AVENUE S.W.
                                                CALGARY, ALBERTA, CANADA T2P 0M9
                                                         (403) 261-8680


                                               February 1, 1977


Canada Southern Petroleum Ltd.              Dome Petroleum Limited
505 - 8th Avenue S.W.                       P.O. Box 200
Calgary, Alberta                            Calgary, Alberta
T2P 1G2                                     T2P 2H8

Attention:      Mr. M. A. Reasoner          Attention:      Mr. D. Alan Espey

Amoco Canada Petroleum Company Ltd.         Alminex Limited
444 - 7th Avenue S.W                        #300, 407 - 8th Avenue S.W.
Calgary, Alberta                            Calgary, Alberta
T2P 0Y2                                     T2P 1E5

Attention:      Mr. Jack Lee                Attention:      Mr. Jim McDonald

Gentlemen:

                         Re: North Beaver River Prospect

         The following is a summary of the basic terms and conditions under which Columbia Gas Development of Canada Ltd. (Columbia) will acquire an interest in the Block A lands (as hereinafter defined) from Canada Southern Petroleum Ltd. (Canada Southern), Dome Petroleum Limited (Dome), Amoco Canada Petroleum Company Ltd. (Amoco), and Alminex Limited (Alminex), collectively referred to as the Farmors.

I.       DEFINITIONS

                  In this agreement:

         a) Block A lands shall mean the Block I lands and the Block II lands.

         b) Block I lands shall mean the lands so described in Schedule A attached hereto.

         c) Block II lands shall mean the lands so described in Schedule A attached hereto.

         d) Leases shall mean the documents of title under which the Block A lands are held which Leases are more particularly described in Schedule A attached hereto.

         e) HS-CMO Agreement shall mean that agreement dated May 28, 1959 and entered into by Canada Southern Petroleum Ltd., Magellan Petroleum Corporation, Oil Investments, Inc., Home Oil Company Limited, Kern County Land Company, Alminex Limited and Signal Oil and Gas Company.

         f) ADP-CMO Agreement shall mean that agreement dated April 1, 1966 and entered into by Canada Southern Petroleum Ltd., Magellan Petroleum Corporation, Oil Investments, Inc., Alminex Limited, Pan American Petroleum Corporation, Dome Petroleum Limited, and Provo Gas Producers Limited.

         g)       Existing Agreements shall mean  the  HS-CMO  and  the  ADP-CMO
                  Agreements.

         h)       Carried  Interest   Provisions  shall  mean  those  provisions
                  contained within Schedule D attached to and forming part of the HS-CMO Agreement as added by the ADP-CMO Agreement.

         i) Carried Interest Account shall mean the amount by which the operational costs relating to the Block A lands exceed the operational receipts relating to the Block A lands as those costs and receipts are defined in the Carried Interest Provisions.

         j) "spacing unit" shall have the meaning given to it in the HS-CMO Agreement.


II.      BLOCK A LANDS

                  It is Columbia's understanding and the Farmors represent that:

         a) The Block A lands are held by the parties hereto in the percentages of working interest (WI) and carried interest (CI) as shown in Schedule A attached hereto.

         b) The Block A lands are in good standing and are unencumbered with the exception of:

                  (1)      applicable lessor's royalties.

                  (2) a 1.5625% Gross Overriding Royalty payable to the Catawba Corporation.

                  (3) a 2.5% Gross Overriding Royalty payable to Neil Tracy by virtue of an agreement dated May 28, 1957 between Canada Southern Petroleum Ltd. and Neil Tracy.

         c) The Carried Interest Account presently stands at approximately $360,000.00.

         d) Operations on the Block A lands are governed by the Existing Agreements.


III.     RENTALS

                  Columbia will reimburse the Farmors on a per diem basis for all rentals attributable to the Block I lands from the date hereof until Columbia has earned its interest in the Block I lands as herein provided. Columbia will also reimburse the Farmors for its proportionate share of the rentals attributable to the Block II lands on a per diem basis from and after the date hereof. After Columbia has earned its interest hereunder rentals shall be shared by the parties in accordance with the Existing Agreements.


IV.      TEST WELL

                  Columbia undertakes, during the 1976-77 winter drilling season to make its best efforts to commence a well (Test Well) at a location of its choice, but in proximity to the North Beaver River YT I-27 well, and will thereafter, at its sole cost, risk and expense, drill the same to a depth sufficient to test the Nahanni Formation or to a depth of 10,000 feet sub-sea, whichever occurs first (hereinafter called Contract Depth), and upon reaching Contract Depth will test and complete or abandon the same in accordance with generally accepted oilfield practice and applicable government regulations. If due to circumstances beyond its control Columbia is unable to commence the Test Well during the 1976-77 winter drilling season, Columbia undertakes to drill the Test Well in the 1977-78 winter drilling season.


V.       SUBSTITUTIONAL WELL

                  If in the drilling and/or completing of the Test Well Columbia encounters severe operating difficulties of a mechanical nature or impenetrable formations which render further drilling or completion impractical or impossible Columbia shall give notice thereof to the Farmors and may then abandon the well. Upon abandonment Columbia shall have the right, but not the obligation, to commence within 60 days the drilling of a like well in close proximity to the Test Well and in this event the substitute well shall be deemed to be the Test Well.

VI.      ABANDONMENT

                  If Columbia wishes at any time to abandon the Test Well Columbia shall give notice thereof to the Farmors. The Farmors shall have the right, jointly or severally, within 48 hours of receipt of the notice to elect to take over and attempt to complete the Test Well. If the Farmor(s) successfully completes the well for the production of petroleum substances, Columbia shall assign to the Farmor(s) all of its right, title and interest in the Test Well and the spacing unit on which the same is located. Concurrently, the Farmor(s) shall reimburse Columbia for the estimated salvage value of the salvagable material and equipment assigned to the Farmor(s) and Columbia shall not be responsible for any subsequent abandonment or completion costs.


VII.     DATA

                  In the drilling of the Test Well Columbia shall furnish to the Farmors on a current basis all pertinent data relating to the drilling and/or completion of the Test Well. All information acquired by the parties hereto relating to the Test Well shall be held confidential by the parties and shall not be divulged to any third party unless agreed to in writing by each of the Farmors and Columbia.


VIII.    COMPLETION

                  In the event the Test Well is capable of producing natural gas in paying quantities, Columbia undertakes at its sole cost, risk and expense, to provide and install the necessary facilities to place the Test Well on production.


IX.      INTEREST EARNED FROM DOME, AMOCO AND ALMINEX

                  Upon drilling the Test Well to Contract Depth and completing or abandoning same as herein provided, Columbia will have earned and Dome, Amoco and Alminex will assign to Columbia, an undivided one-half of each of such parties beneficial interest (working interest) in and to the Block I lands.

X.       INTEREST EARNED FROM CANADA SOUTHERN

                  Upon drilling the Test Well to Contract Depth and completing or abandoning the same as herein provided, Canada Southern will reduce its 50% carried interest in and to the Block A lands (excepting therefrom Sections 27 and 50 contained within Lease No. 411-68) to a 33.33% carried interest and convert the remaining 16.66% carried interest to a 16.66% working interest which will thereupon be assigned to Columbia. In addition, Canada Southern will assign to Columbia an undivided 16.66% working interest in and to Sections 27 and 50 contained within Lease No. 411-68.


XI.      CARRIED INTEREST

                  Upon Columbia earning its interest as herein provided, Sections 27 and 50 contained within Lease No. 411-68 shall thereupon also be subject to the Carried Interest Provisions so that Canada Southern's resultant interest in all of the Block A lands will be in the nature of a 33.33% carried interest and be subject to the Carried Interest Provisions.

                  For greater certainty, each of the working interest owners, including Columbia, will thereafter bear its proportionate share of the obligation to advance the operational costs on Canada Southern's behalf so that the obligations and beneficial interest of each party would be as follows:

         (a)      Section 27 contained within Lease No. 411-68:

                  Company              Obligation        Beneficial Interest

         Dome                            34.69%          23.13% working interest
         Columbia                        65.31%          43.54% working interest
         Canada Southern                  0.00%          33.33% carried interest

         (b)      Balance of the Block I lands:

                  Company              Obligation        Beneficial Interest

         Dome                            15.61%          10.41% working interest
         Columbia                        63.77%          42.51% working interest
         Amoco                           18.75%          12.50% working interest
         Alminex                          1.87%           1.25% working interest
         Canada Southern                  0.00%          33.33% carried interest

         (c)      Block II lands:

                  Company              Obligation        Beneficial Interest

         Dome                            33.75%          22.50% working interest
         Columbia                        25.00%          16.67% working interest
         Amoco                           37.50%          25.00% working interest
         Alminex                          3.75%           2.50% working interest
         Canada Southern                  0.00%          33.33% carried interest

XII.     ALLOCATION OF REVENUE

                  Notwithstanding anything herein contained to the contrary, the parties agree that all revenue generated from the Block I lands (after deducting all royalties and operating costs) shall accrue concurrently and proportionately to:

         (1) Columbia until Columbia has recovered the total cost incurred by Columbia related to the drilling, completing and placing on production of the Test Well and,

         (2) the Farmors (excluding Canada Southern) until such time as they have recovered an amount equal to that portion of the Carried Interest Account which is attributable to the Block I lands. Columbia shall be entitled to conduct an audit of those amounts which have been included in the Carried Interest Account.

                  For greater certainty it is intended that the Carried Interest Account (as the same relates to the Block I lands) shall be recovered by the parties advancing the same concurrently and proportionately with Columbia recovering its costs as herein stated. Thereafter, all revenue generated from the Block I lands (after deducting all royalties and operating costs), shall accrue to Columbia in an amount equal to Columbia's beneficial interest in the spacing unit from which the revenue is obtained and the balance shall accrue to the Farmors (excepting Canada Southern) until such time as the Farmors have recovered the balance of the Carried Interest Account. Thereafter, revenue shall be shared by the parties in accordance with their working or carried interest, whichever the case may be, in the spacing unit from which such revenue is obtained.

XIII.    OPERATIONS

                  After Columbia has earned its interest hereunder, operations on the Block I lands shall be conducted in accordance with the Existing Agreements as hereby amended, and Columbia shall act as Operator. It is proposed that the overhead rates in the existing accounting procedure be revised to more accurately reflect current rates. Notwithstanding the above, the parties undertake to enter into a more formal agreement which would incorporate the terms hereof and incorporate also those provisions of the Existing Agreements which remain in effect.

                  With respect to the Block II lands the Existing Agreements as hereby amended shall continue in full force and effect.


XIV.     PRIOR AGREEMENTS TERMINATED

                  That Agreement entered into by Canada Southern Petroleum Ltd., Dome Petroleum Limited and Provo Gas Producers Ltd. dated January 10, 1963 is hereby terminated. Furthermore, that Letter Agreement dated June 24, 1959 entered into by Canada Southern, Home Oil Company Limited and Signal Oil and Gas Company is hereby also terminated.


XV.      ALLOCATION OF CREDITS

                  Any grouping or work credits generated by the drilling of the Test Well shall be shared equally between Columbia and the Farmors.


XVI.     INDEMNITY

                  Columbia undertakes to indemnify and hold harmless the Farmors from and against any or all claims, demands, suits or actions arising out of Columbia's operations hereunder.


XVII.    INSURANCE

                  Columbia will comply with the requirements contained in Clause I of the HS-CMO Agreement relating to insurance and workman's compensation. The limits of insurance required therein will be increased to reflect current costs.

XVIII.   ALLOCATION OF COSTS

                  The parties agree that all items of cost under this agreement (including without limitation intangible drilling and development expenses, depletion, lease rentals, dry hole costs and depreciation) shall be allocated to the party which contributed the funds therefore.


         If the above sets out your understanding of the terms of our agreement please so indicate by signing and returning the attached copy hereof to the writer at your earliest convenience.

         When accepted by all parties this letter will form a binding agreement and continue in effect until replaced by more formal documentation.

         It is our understanding that in executing this Letter Agreement Canada Southern is acting on its own behalf and is authorized also to act on behalf of its partners, Magellan Petroleum Corporation and Oil Investments, Inc.

                                              Yours very truly,

                                         COLUMBIA GAS DEVELOPMENT OF CANADA LTD.



                                              R. W. Prather


CANADA SOUTHERN PETROLEUM LTD.                DOME PETROLEUM LIMITED

Per:  ____________________________            Per:  ____________________________


AMOCO CANADA PETROLEUM COMPANY                ALMINEX LIMITED
                       LIMITED

Per:  ____________________________            Per:  ____________________________



Enc.

                 SCHEDULE A attached to and forming part of
                 Letter Agreement  Dated  January 27, 1977
                 Between Canada Southern Petroleum Ltd.,
                 Dome Petroleum Limited, Amoco Canada Petroleum Company Ltd. and Alminex Limited and Columbia Gas Development of Canada Ltd.
                 ----------------------------------------------

In the attached Letter Agreement "Block A lands" shall mean Block I lands and Block II lands as hereinafter described, and "leases" shall mean the leases hereinafter stated.

BLOCK I LANDS

         Lease                 Date                    Description                            Ownership
         -----                 ----                    -----------                            ---------
DIAND Oil & Gas                Jan. 7/69               60(degree)10' N - 124(degree)00' W:    Dome            20.81% WI
Lease #442-R-68                                        Sec's 6-10 & 16-20                     Columbia         1.69% WI
                                                                                              Amoco           25.00% WI
                                                                                              Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

DIAND Oil & Gas                Jan. 7/69               60(degree)10' N - 124(degree)00' W:    Section 50
                                                                                              ----------
Lease #411-68                                          Sec's 26-30, 36-40 and                 Dome            20.81% WI
                                                       46-50.                                 Columbia         1.69% WI
                                                                                              Amoco           25.00% WI
                                                                                              Alminex          2.50% WI
                                                                                              Can Southern    50.00% WI

                                                                                              Section 27
                                                                                              ----------
                                                                                              Dome            46.25% WI
                                                                                              Columbia         3.75% WI
                                                                                              Can Southern    50.00% WI

                                                                                              Sections 26, 28-30, 36-40
                                                                                              and 46-49
                                                                                              -------------------------
                                                                                              Dome            20.81% WI
                                                                                              Columbia         1.69% WI
                                                                                              Amoco           25.00% WI
                                                                                              Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

DIAND Oil & Gas                Jan. 7/69               60(degree)10' N - 124(degree)00' W:    Dome            20.81% WI
Lease #443-R-68                                        Sec's 56-60                            Columbia         1.69% WI
                                                                                              Amoco           25.00% WI
                                                                                              Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

         Lease                 Date                    Description                            Ownership
         -----                 ----                    -----------                            ---------
DIAND Oil & Gas                Jan. 7/69               60(degree)10' N - 124(degree)00' W:    Dome            20.81% WI
Lease #412-68                                          Sec's 66-70                            Columbia         1.69% WI
                                                                                              Anioco          25.00% WI
                                                                                              Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

DIAND Oil & Gas                Jan. 7/69               60(degree)10' N - 124(degree)00' W:    Dome            20.81% WI
Lease #444-R-68                                        Sec's 76-80                            Columbia         1.69% WI
                                                                                              Amoco           25.00% WI
                                                                                              Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

BLOCK II LANDS

         Lease                 Date                    Description                            Ownership
         -----                 ----                    -----------                            ---------
DIAND Oil & Gas                Apr. 18/68              60(degree)20' N - 123(degree)30' W:    Dome            22.50% WI
Lease #210-67                                          Sec's 5-10, 15-20,                     Amoco           25.00% WI
                                                       25-30.                                 Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

DIAND Oil & Gas                Jan. 7/69               60(degree)30' N - 123(degree)15' W:    Dome            22.50% WI
Lease #414-68                                          Sec's 6-10, 16-20,                     Amoco           25.00% WI
                                                       16-30.                                 Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

DIAND Oil & Gas                Jan. 7/69               60(degree)30' N - 123(degree)15' W:    Dome            22.50% WI
Lease #413-68                                          Sec's 13, 14, 23 & 24.                 Amoco           25.00% WI
                                                                                              Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI

DIAND Oil & Gas                Apr. 18/68              60(degree)30' N - 123(degree)15' W:    Dome            22.50% WI
Lease #208-67                                          Sec's 41-45, 51-55,                    Amoco           25.00% WI
                                                       61-65.                                 Alminex          2.50% WI
                                                                                              Can Southern    50.00% CI